SCHEDULE OF NET DEFERRED TAX ASSETS (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Deferred tax assets:
Provision for credit losses	$ 20,713	$ 20,267
Net operating loss carried forward	10,095,271	10,336,667
Deferred tax asset for net operating loss carried forward	2,523,818	1,750,527
Total deferred tax assets	2,527,236	1,753,872
Less: valuation allowance	(2,527,236)	(1,753,872)
Deferred tax assets, net of valuation allowance